Provisions	12 Months Ended
Dec. 31, 2017
Provisions.
Provisions

25.   Provisions

a)	Breakdown

The detail of Provisions in the consolidated balance sheets is as follows:

	Millions of euros
	2017	2016	2015

Provision for pensions and other obligations post-employments	6,345	6,576	6,356
Other long term employee benefits	1,686	1,712	1,916
Provisions for taxes and other legal contingencies	3,181	2,994	2,577
Provisions for commitments and guarantees given (Note 2)	617	459	618
Of which: due to country risk	3	3	2
Other provisions	2,660	2,718	3,027
Provisions	14,489	14,459	14,494

b)Changes

The changes in Provisions in the last three years were as follows:

	Millions of euros
	2017					2016					2015
							Provisions	Provisions					Provisions
		Provisions	Provisions				for other	for				Provisions	for
	Provisions	for other	for			Provisions	long	commitments			Provisions	for other	commitments
	for post-	long Term	commitments			for post-	Terms	and			for post-	long Term	and
	employment	employee	and guarantees	Other		employment	employee	guarantees	Other		employment	employee	guarantees	Other
	plans	benefits	given	provisions	Total	plans	benefits	given	provisions	Total	plans	benefits	given	provisions	Total

Balances at beginning of year	6,576	1,712	459	5,712	14,459	6,356	1,916	618	5,604	14,494	7,074	2,338	654	5,310	15,376
Net inclusion of entities in the Group	59	184	146	1,365	1,754	11	8	(4)	13	28	16	1	8	162	187
Additions charged to income:	237	293	(49)	2,863	3,344	227	368	(40)	2,235	2,790	291	224	(1)	2,958	3,472
Interest expense(Note 39)	175	23	—	—	198	170	31	—	—	201	228	42	—	—	270
Personnel expenses (Note 47)	82	6	—	—	88	73	8	—	—	81	85	11	—	—	96
Provisions or reversion of provisions	(20)	264	(49)	2,863	3,058	(16)	329	(40)	2,235	2,508	(22)	171	(1)	2,958	3,106
Addition	2	264	606	3,855	4,727	24	377	226	3,024	3,651	9	217	238	3,632	4,096
Release	(22)	—	(655)	(992)	(1,669)	(40)	(48)	(266)	(789)	(1,143)	(31)	(46)	(239)	(674)	(990)
Other additions arising from insurance contracts linked to pensions	(7)	—	—	—	(7)	(3)	—	—	—	(3)	(18)	—	—	—	(18)

Changes in value recognized in equity	369	—	—	—	369	1,275	—	—	—	1,275	(575)	—	—	—	(575)

Payments to pensioners and pre-retirees with a charge to internal provisions	(355)	(498)	—	—	(853)	(367)	(603)	—	—	(970)	(347)	(667)	—	—	(1,014)
Benefits paid due to settlements	(260)	—	—	—	(260)	(20)	—	—	—	(20)	—	—	—	—	—
Insurance premiums paid	—	—	—	—	—	(1)	—	—	—	(1)	(1)	—	—	—	(1)
Payments to external funds	(273)	—	—	—	(273)	(852)	—	—	—	(852)	(146)	—	—	—	(146)
Amounts used	—	—	(3)	(2,997)	(3,000)	—	—	(2)	(2,149)	(2,151)	—	—	—	(1,684)	(1,684)

Transfer, exchange differences and other changes	(1)	(5)	64	(1,102)	(1,044)	(50)	23	(113)	9	(131)	62	20	(43)	(1,142)	(1,103)

Balances at end of year	6,345	1,686	617	5,841	14,489	6,576	1,712	459	5,712	14,459	6,356	1,916	618	5,604	14,494

c)  Provision for pensions and other obligations post –employments and Other long term employee benefits

The detail of Provisions for pensions and similar obligations is as follows:

	Millions of euros
	2017	2016	2015

Provisions for post-employment plans - Spanish entities	4,274	4,701	4,822
Provisions for other similar obligations - Spanish entities	1,643	1,664	1,817
Of which: Pre-retirements	1,630	1,644	1,801
Provisions for post-employment plans - Santander UK plc	323	306	150
Provisions for post-employment plans - Other foreign subsidiaries	1,748	1,569	1,384
Provisions for other similar obligations - Other foreign subsidiaries	43	48	99
Provision for pensions and other obligations post – employments and Other long term employee benefits	8,031	8,288	8,272
Of which: Defined benefits	8,026	8,277	8,263

i.Spanish entities - Post-employment plans and other similar obligations

At December 31, 2017, 2016 and 2015, the Spanish entities had post-employment benefit obligations under defined contribution and defined benefit plans. In addition, in various years some of the consolidated entities offered certain of their employees the possibility of taking pre-retirement and, therefore, provisions are recognized each year for the obligations to employees taking pre-retirement -in terms of salaries and other employee benefit costs- from the date of their pre-retirement to the date of effective retirement.

In 2017, in parallel and simultaneously, Banco Santander and Banco Popular reached an agreement with the workers' representatives to implement a pre-retirement and incentivized retirement plan, which is expected to welcome 1,100 employees during the month of January 2018, increasing the provision set up to cover these commitments to €248 million (€361 and 217 million in 2016 and 2015, respectively), and it is shown under "liquidation paid benefits.".

In October 2017, the Bank and the workers' representatives reached an agreement for the elimination and compensation of certain passive rights arising from extra-covenant improvement agreements. The effect of the settlement of the mentioned commitments is shown in the tables included below.

The expenses incurred by the Spanish Companies in respect of contributions to defined contribution plans amounted to €90 million in 2017 (2016: €93 million; 2015: €99 million).

The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques:

1.	Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.
2.	Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	Post-employment plans			Other similar obligations
	2017	2016	2015	2017	2016	2015

Annual discount rate	1.40% and 1.38% B. Popular	1.50%	1.75%	1.40%	1.50%	1.75%
Mortality tables	PERM/F-2000	PERM/F-2000	PERM/F-2000	PERM/F-2000	PERM/F-2000	PERM/F-2000
Cumulative annual CPI growth	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Annual salary increase rate	B. Popular 1.75% in 2018 and Rest B. Santander 1.25%	2.00% (*)	2.00% (*)	N/A	N/A	N/A
Annual social security pension increase rate	1.00%	1.00%	1.00%	N/A	N/A	N/A
Annual benefit increase rate	N/A	N/A	N/A	0% and 1.50%	0% and 1.50%	0% and 1.50%

(*)Corresponds to the Group’s defined-benefit obligations.

The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in euros) with terms consistent with those of the obligations. The portfolio of bonds taken into consideration excludes callable, puttable and sinkable bonds which could distort the indices.

Any changes in the main assumptions could affect the calculation of the obligations. At December 31, 2017, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the post-employment obligations of +5.37% to - 4.92%, respectively, and an increase or decrease in the present value of the long-term obligations of + 1.05% to -1.03%. These changes would be offset in part by increases or decreases in the fair value of the assets and insurance contracts linked to pensions.

3.	The estimated retirement age of each employee is the first at which the employee is entitled to retire or the agreed-upon age, as appropriate.

The fair value of insurance contracts was determined as the present value of the related payment obligations, taking into account the following assumptions:

	Post-employment plans			Other similar obligations
	2017	2016	2015	2017	2016	2017

Expected rate of return on plan assets	1.40%	1.50%	1.75%	N/A	N/A	N/A
Expected rate of return on reimbursement rights	1.40%	1.50%	1.75%	N/A	N/A	N/A

The funding status of the defined benefit obligations in 2017 and the four preceding years is as follows:

	Millions of euros
	Post-employment plans					Other similar obligations
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013

Present value of the obligations:
To current employees	138	50	48	62	50	—	—	—	—	—
Vested obligations to retired employees	5,662	4,423	4,551	4,708	4,483	—	—	—	—	—
To pre-retirees	—	—	—	—	—	1,647	1,644	1,801	2,220	2,149
Long-service bonuses and other benefits	—	—	—	—	—	13	13	12	13	11
Other	112	383	380	307	257	—	—	—	4	1
	5,912	4,856	4,979	5,077	4,790	1,660	1,657	1,813	2,237	2,161
Less - Fair value of plan assets	1,640	157	157	167	157	17	—	—	—	—
Provisions - Provisions for pensions	4,272	4,699	4,822	4,910	4,633	1,643	1,657	1,813	2,237	2,161

Of which:
Internal provisions for pensions	4,036	4,432	4,524	4,565	4,293	1,642	1,657	1,813	2,237	2,161
Insurance contracts linked to pensions (Note 14)	238	269	299	345	342	1	—	—	—	—
Unrecognized net assets for pensions	(2)	(2)	(1)	—	(2)	—	—	—	—	—

The amounts recognized in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

	Millions of euros
	Post-employment plans			Other similar obligations
	2017	2016	2015	2017	2016	2015

Current service cost	16	11	12	1	1	2
Interest cost (net)	79	91	100	21	27	37
Expected return on insurance contracts
linked to pensions	(4)	(5)	(6)	—	—	—
Provisions or reversion of provisions
Actuarial (gains)/losses recognized in the year	—	—	—	13	6	(8)
Past service cost	—	6	4	—	—	—
Pre-retirement cost	—	6	4	248	355	213
Other	(2)	(21)	(28)	—	(1)	(33)
	89	88	86	283	388	211

In addition, in 2017 Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans increased by €41 million with respect to defined benefit obligations (2016: an increase of €141 million; 2015: an increase of €145 million).

The changes in the present value of the accrued defined benefit obligations were as follows:

	Millions of euros
	Post-employment plans			Other similar obligations
	2017	2016	2015	2017	2016	2015

Present value of the obligations at beginning of year	4,856	4,979	5,077	1,657	1,813	2,237
Incorporation of Group companies, net	1,563	—	—	202	—	—
Current service cost	16	11	12	1	1	2
Interest cost	94	95	105	21	27	37
Pre-retirement cost	—	6	4	248	355	213
Effect of curtailment/settlement	(2)	(21)	(28)	—	—	(33)
Benefits paid	(388)	(353)	(327)	(490)	(570)	(657)
Benefits paid due to settlements	(260)	—	—	—	—	(1)
Past service cost	—	6	4	—	—	—
Actuarial (gains)/losses	57	136	124	13	6	(8)
Demographic actuarial (gains)/losses	(7)	15	24	10	(1)	(12)
Financial actuarial (gains)/losses	64	121	100	3	7	4
Exchange differences and other items	(24)	(3)	8	8	25	23
Present value of the obligations at end of year	5,912	4,856	4,979	1,660	1,657	1,813

The changes in the fair value of plan assets and of insurance contracts linked to pensions were as follows:

Plan assets

	Millions of euros
	Post-employment plans			Other similar obligations
	2017	2016	2015	2017	2016	2015

Fair value of plan assets at beginning of year	157	157	167	—	—	—
Incorporation of Group companies, net	1,507	—	—	18	—	—
Expected return on plan assets	15	4	5	—	—	—
Benefits paid	(58)	(8)	(17)	(1)	—	—
Contributions/(surrenders)	3	9	1	—	—	—
Actuarial gains/(losses)	24	(2)	(3)	—	—	—
Exchange differences and other items	(8)	(3)	4	—	—	—
Fair value of plan assets at end of year	1,640	157	157	17	—	—

Insurance contracts linked to pensions

	Millions of euros
	Post-employment plans			Other similar obligations
	2017	2016	2015	2017	2016	2015

Fair value of insurance contracts linked to pensions at beginning of year	269	299	345	—	—	—
Incorporation of Group companies, net	—	—	—	2	—	—
Expected return on insurance contracts linked to pensions	4	5	6	—	—	—
Benefits paid	(29)	(32)	(34)	(1)	—	—
Paid premiums	1	—	—	—	—	—
Actuarial gains/(losses)	(7)	(3)	(18)	—	—	—
Fair value of insurance contracts linked to pensions at end of year	238	269	299	1	—	—

In view of the conversion of the defined-benefit obligations to defined-contribution obligations, the Group has not made material current contributions in Spain in 2017 to fund its defined-benefit pension obligations.

The plan assets and the insurance contracts linked to pensions are instrumented mainly through insurance policies.

The following table shows the estimated benefits payable at December 31, 2017 for the next ten years:

Millions
of euros

2018	808
2019	703
2020	610
2021	523
2022	449
2023 to 2027	1,579

ii.United Kingdom

At the end of each of the last three years, the businesses in the United Kingdom had post-employment benefit obligations under defined contribution and defined benefit plans. The expenses incurred in respect of contributions to defined contribution plans amounted to €82 million in 2017 (2016: €81 million; 2015: €90 million).

The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques:

1.	Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.
2.	Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	2017	2016	2015

Annual discount rate	2.49%	2.79%	3.74%
Mortality tables	108/86 S2 Light	116/98 S1 Light TMC	116/98 S1 Light TMC
Cumulative annual CPI growth	3.15%	3.12%	2.98%
Annual salary increase rate	1.00%	1.00%	1.00%
Annual pension increase rate	2.94%	2.92%	2.83%

The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in pounds sterling) that coincide with the terms of the obligations. The portfolio of bonds taken into consideration excludes callable, puttable and sinkable bonds which could distort the indices.

Any changes in the main assumptions could affect the calculation of the obligations. At December 31, 2017, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of +/- 9.50%. If the inflation assumption had been increased or decreased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of +/- 6.29%. These changes would be offset in part by increases or decreases in the fair value of the assets.

The funding status of the defined benefit obligations in 2017 and the four preceding years is as follows:

	Millions of euros
	2017	2016	2015	2014	2013

Present value of the obligations	13,056	12,955	12,271	11,959	10,120
Less-
Fair value of plan assets	13,239	13,118	12,880	12,108	9,455
Provisions - Provisions for pensions	(183)	(163)	(609)	(149)	665

Of which:
Internal provisions for pensions	323	306	150	256	806
Net assets for pensions	(506)	(469)	(759)	(405)	(141)

The amounts recognized in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

	Millions of euros
	2017	2016	2015

Current service cost	36	31	39
Interest cost (net)	(6)	(22)	(5)
	30	9	34

In addition, in 2017 Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans increased by €121 million with respect to defined benefit obligations (2016: an increase of €621 million; 2015: a decrease of €435 million).

The changes in the present value of the accrued defined benefit obligations were as follows:

	Millions of euros
	2017	2016	2015

Present value of the obligations at beginning of year	12,955	12,271	11,959
Incorporation of Group companies, net	—	—	51
Current service cost	36	31	39
Interest cost	347	407	466
Benefits paid	(445)	(332)	(342)
Contributions made by employees	20	20	25
Past service cost	—	—	—
Actuarial (gains)/losses	602	2,315	(656)
Demographic actuarial (gains)/losses	(184)	(59)	(364)
Financial actuarial (gains)/losses	786	2,374	(292)
Exchange differences and other items	(459)	(1,757)	729
Present value of the obligations at end of year	13,056	12,955	12,271

The changes in the fair value of the plan assets were as follows:

	Millions of euros
	2017	2016	2015

Fair value of plan assets at beginning of year	13,118	12,880	12,108
Incorporation of Group companies, net	—	—	66
Expected return on plan assets	353	429	471
Benefits paid	(445)	(332)	(342)
Contributions	208	304	59
Actuarial gains/(losses)	481	1,694	(222)
Exchange differences and other items	(476)	(1,857)	740
Fair value of plan assets at end of year	13,239	13,118	12,880

In 2018 the Group expects to make current contributions to fund these obligations for amounts similar to those made in 2017.

The main categories of plan assets as a percentage of total plan assets are as follows:

	2017	2016	2015

Equity instruments	20%	25%	23%
Debt instruments	46%	49%	53%
Properties	13%	12%	15%
Other	21%	14%	9%

The following table shows the estimated benefits payable at December 31, 2017 for the next ten years:

Millions
of euros

2018	284
2019	285
2020	304
2021	327
2022	352
2023 to 2027	2,065

iii. Other foreign subsidiaries

Certain of the consolidated foreign entities have acquired commitments to their employees similar to post-employment benefits.

At December 31, 2017, 2016 and 2015, these entities had defined-contribution and defined-benefit post-employment benefit obligations. The expenses incurred in respect of contributions to defined contribution plans amounted to €99 million in 2017 (2016: €92 million; 2015: €90 million).

The actuarial assumptions used by these entities (discount rates, mortality tables and cumulative annual CPI growth) are consistent with the economic and social conditions prevailing in the countries in which they are located.

Specifically, the discount rate used for the flows was determined by reference to high-quality corporate bonds, except in the case of Brazil where there is no extensive corporate bond market and, accordingly the discount rate was determined by reference to the series B bonds issued by the Brazilian National Treasury Secretariat for a term coinciding with that of the obligations. In Brazil the discount rate used was between 9.53% and 9.65%, the CPI 4.00% and the mortality table the AT-2000.

Any changes in the main assumptions could affect the calculation of the obligations. At December 31, 2017, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of +/- 5.14%. These changes would be offset in part by increases or decreases in the fair value of the assets.

The funding status of the obligations similar to post-employment benefits and other long-term benefits in 2017 and the four preceding years is as follows:

	Millions of euros
		Of which:
		Business in
	2017	Brazil	2016	2015	2014	2013

Present value of the obligations	9,534	7,046	9,876	8,337	10,324	9,289
Less-
Of which: with a charge to the participants	193	193	153	133	151	133
Fair value of plan assets	7,927	6,188	8,445	7,008	8,458	7,938
Provisions - Provisions for pensions	1,414	665	1,278	1,196	1,715	1,218

Of which:
Internal provisions for pensions	1,787	994	1,613	1,478	1,999	1,512
Net assets for pensions	(98)	(54)	(52)	(28)	(8)	(8)
Unrecognized net assets for pensions	(275)	(275)	(283)	(254)	(276)	(286)

The amounts recognized in the consolidated income statements in relation to these obligations are as follows:

	Millions of euros
	2017	2016	2015

Current service cost	35	38	43
Interest cost (net)	104	105	138
Provisions or reversion of provisions
Actuarial (gains)/losses recognized in the year	1	(9)	(1)
Past service cost	3	18	1
Pre-retirement cost	—	(9)	—
Other	(19)	(37)	(1)
	124	106	180

In addition, in 2017 Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans increased by €207 million with respect to defined benefit obligations (2016: an increase of €513 million; 2015: a decrease of €285 million).

In December 2011, the financial entities of Portugal, including Banco Santander Totta, S.A. made a partial transfer of the pension commitments to the Social Security. Consequently, Banco Santander Totta, S.A. carried out the transfer of the corresponding assets and liabilities and the current value of the net commitments of the fair value of the corresponding assets of the plan, as at December 31, 2011, under Provisions - Funds for pensions and similar obligations. In 2016, the collective bargaining agreement of the banking sector was approved, consolidating the sharing of responsibility for the pension commitments between the State and the banks.

On the other hand, in 2016 the Group in Brazil updated the recognition of its obligations of certain health benefits in the terms stipulated in the regulation that develops them and that establishes the coverage of this benefit in equal proportion between the sponsor and partners. The effect of this liquidation, together with that of the businesses in Portugal, is shown in the following tables under the headings "benefits paid due to settlements".

The changes in the present value of the accrued obligations were as follows:

	Millions of euros
	2017	2016	2015

Present value of the obligations at beginning of year	9,876	8,337	10,324
Incorporation of Group companies, net	165	171	26
Current service cost	35	38	43
Interest cost	807	802	778
Pre-retirement cost	—	(9)	—
Effect of curtailment/settlement	(19)	(37)	(1)
Benefits paid	(716)	(690)	(639)
Benefits paid due to settlements	(24)	(1,352)	—
Contributions made by employees	6	8	8
Past service cost	3	18	1
Actuarial (gains)/losses	404	1,269	(271)
Demographic actuarial (gains)/losses	(140)	439	393
Financial actuarial (gains)/losses	544	830	(664)
Exchange differences and other items	(1,003)	1,321	(1,932)
Present value of the obligations at end of year	9,534	9,876	8,337

The changes in the fair value of the plan assets were as follows:

	Millions of euros
	2017	2016	2015

Fair value of plan assets at beginning of year	8,445	7,008	8,458
Incorporation of Group companies, net	166	154	9
Expected return on plan assets	732	732	667
Benefits paid	(683)	(637)	(594)
Benefits paid due to settlements	(24)	(1,328)	—
Contributions	94	559	109
Liquidation gains/(losses)	—	—	1
Actuarial gains/(losses)	203	687	43
Exchange differences and other items	(1,006)	1,270	(1,685)
Fair value of plan assets at end of year	7,927	8,445	7,008

In 2018 the Group expects to make contributions to fund these obligations for amounts similar to those made in 2017.

The main categories of plan assets as a percentage of total plan assets are as follows:

	2017	2016	2015

Equity instruments	6%	7%	12%
Debt instruments	84%	88%	84%
Properties	3%	1%	1%
Other	7%	4%	3%

The following table shows the estimated benefits payable at December 31, 2017 for the next ten years:

Millions
of euros

2018	620
2019	636
2020	653
2021	670
2022	689
2023 to 2027	3,689

d)Provisions for taxes and other legal contingencies and Other provisions

Provisions - Provisions for taxes and other legal contingencies and Provisions - Other provisions, which include, inter alia, provisions for restructuring costs and tax-related and non-tax-related proceedings, were estimated using prudent calculation procedures in keeping with the uncertainty inherent to the obligations covered. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, these obligations have no fixed settlement period and, in other cases, depend on the legal proceedings in progress.

The detail, by geographical area, of Provisions for taxes and other legal contingencies and Other provisions is as follows:

	Millions of euros
	2017	2016	2015

Recognized by Spanish companies	1,666	1,148	1,332
Recognized by other EU companies	1,127	1,300	1,766
Recognized by other companies	3,048	3,264	2,506
Of which:
Brazil	2,504	2,715	2,016
	5,841	5,712	5,604

Set forth below is the detail, by type of provision, of the balance at December 31, 2017, 2016 and 2015 of Provisions for taxes and other legal contingencies and Other provisions. The types of provision were determined by grouping together items of a similar nature:

	Millions of euros
	2017	2016	2015

Provisions for taxes	1,006	1,074	997
Provisions for employment-related proceedings (Brazil)	868	915	581
Provisions for other legal proceedings	1,307	1,005	999
Provision for customer remediation	885	685	916
Regulatory framework-related provisions	101	253	308
Provision for restructuring	360	472	404
Other	1,314	1,308	1,399
	5,841	5,712	5,604

Relevant information is set forth below in relation to each type of provision shown in the preceding table:

The provisions for taxes include provisions for tax-related proceedings.

The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor’s office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.

The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Santander Group companies.

The provisions for customer remediation include mainly the estimated cost of payments to remedy errors relating to the sale of certain products in the UK and the estimated amount related to the floor clauses of Banco Popular. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.

The regulatory framework-related provisions include mainly the provisions relating to the FSCS (Financial Services Compensation Scheme), the Bank Levy in the UK and in Poland the provision related to the Banking Tax.

The provisions for restructuring include only the costs arising from restructuring processes carried out by the various Group companies.

Qualitative information on the main litigation is provided in Note 25.e to the consolidated financial statements.

Our general policy is to record provisions for tax and legal proceedings in which we assess the chances of loss to be probable and we do not record provisions when the chances of loss are possible or remote. We determine the amounts to be provided for as our best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.

The changes in Provisions for taxes and other legal contingencies and Other provisions are set forth in Note 25.d. With respect to Brazil, the main charges to the income statement in 2017 were €355 million for civil contingencies (2016: €201 million; 2015: €289 million) and €505 million for employment-related claims (2016: €395 million; 2015: €370 million). This charge was offset in part by the use of the available provisions, of which €388 million corresponded to employment-related payments (2016: €284 million; 2015: €241 million), €203 million to civil payments (2016: €239 million; 2015: €273 million). In the UK, period provisions of €164 million were recognized in connection with customer remediation (2016: €179 million; 2015: €689 million), of €106 million in connection with the regulatory framework (Bank Levy and Financial Services Compensation Scheme (FSCS)) (2016: €173 million; 2015: €243 million), and of €44 million for restructuring (2016: €129 million and 2015: €56 million), these increases were offset by the use of €277 million of provisions for customer remediation (2016: €355 million; 2015: €227 million), €151 million in payments relating to Bank Levy and FSCS (2016: €169 million; 2015: €233 million) and €50 million for restructuring in 2017 (2016: €49 million; 2015: €41 million). In addition, €99 million have been provisioned derived from the regulatory framework and paid in the year in Poland and €125 million of restructuring for Consumer businesses. Regarding Spain, in 2017 €425 million of restructuring were allocated (2016: €244 million) to the integration plan related to the acquisition of Banco Popular, which has been registered by its nature, part of 'Provisions for restructuring 'and part in' Provisions for pensions and other retirement benefits defined post-employment and Other long-term employee benefits', increase offset by the use of €162 million (2016: €206 million). Additionally, €223 million of provisions are included for compensation to customers derived from the floor clause from Banco Popular.

e)     Litigation and other matters

i. Tax-related litigation

At December 31, 2017, the main tax-related proceedings concerning the Group were as follows:

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Legal actions filed by Banco Santander (Brasil) S.A. and certain Group companies in Brazil challenging the increase in the rate of Brazilian social contribution tax on net income from 9% to 15% stipulated by Interim Measure 413/2008, ratified by Law 11,727/2008, a provision having been recognized for the amount of the estimated loss.

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Legal actions filed by Banco Santander, S.A. (currently Banco Santander (Brasil) S.A.) and other Group entities claiming their right to pay the Brazilian PIS and COFINS social contributions only on the income from the provision of services. In the case of Banco Santander, S.A., the legal action was declared unwarranted and an appeal was filed at the Federal Regional Court. In September 2007 the Federal Regional Court found in favor of Banco Santander, S.A., but the Brazilian authorities appealed against the judgment at the Federal Supreme Court. On April 23, 2015, the Federal Supreme Court issued a decision granting leave for the extraordinary appeal filed by the Brazilian authorities with regard to the PIS contribution to proceed, and dismissing the extraordinary appeal lodged by the Brazilian Public Prosecutor’s Office in relation to the COFINS contribution. The Federal Supreme Court has not yet handed down its decision on the PIS contribution and, with regard to the COFINS contribution, on May 28, 2015, the Federal Supreme Court in plenary session unanimously rejected the extraordinary appeal filed by the Brazilian Public Prosecutor’s Office, and the petition for clarification ("embargos de declaraçao") subsequently filed by the Brazilian Public Prosecutor’s Office, which on September 3, 2015 admitted that no further appeals may be filed. In the case of Banco ABN AMRO Real, S.A. (currently Banco Santander (Brasil) S.A.), in March 2007 the court found in its favor, but the Brazilian authorities appealed against the judgment at the Federal Regional Court, which handed down a decision partly upholding the appeal in September 2009. Banco Santander (Brasil) S.A. filed an appeal at the Federal Supreme Court. Law 12,865/2013 established a program of payments or deferrals of certain tax and social security debts, under which any entities that availed themselves of the program and withdrew the legal actions brought by them were exempted from paying late-payment interest. In November 2013 Banco Santander (Brasil) S.A. partially availed itself of this program but only with respect to the legal actions brought by the former Banco ABN AMRO Real, S.A. in relation to the period from September 2006 to April 2009, and with respect to other minor actions brought by other entities in its Group. However, the legal actions brought by Banco Santander, S.A. and those of Banco ABN AMRO Real, S.A. relating to the periods prior to September 2006, for which a provision for the estimated loss was recognized, still persist.

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Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed against the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (IRPJ and CSLL) on the ground that the relevant requirements under the applicable legislation were not met. No provision was recognized in connection with the amount considered to be a contingent liability. In August 2017, the Bank and other entities of the Group have adhered to the program of fractioning and payment of tax debts provided for in Tax Amnesty Provisional Measure 783/2017 in relation to certain administrative processes for the years 1999 to 2005.

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Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that demand payment of the Service Tax on certain items of income from transactions not classified as provisions of services. No provision was recognized in connection with the amount considered to be a contingent liability.

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In addition, Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. A provision was recognized in connection with the amount of the estimated loss.

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In December 2008 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to income tax (IRPJ and CSLL) for 2002 to 2004. The tax authorities took the view that Banco Santander (Brasil) S.A. did not meet the necessary legal requirements to be able to deduct the goodwill arising on the acquisition of Banespa (currently Banco Santander (Brasil) S.A.). Banco Santander (Brasil) S.A. filed an appeal against the infringement notice at Conselho Administrativo de Recursos Fiscais (the Brazilian Tax Appeal Administrative Council, CARF), which on October 21, 2011 unanimously decided to render the infringement notice null and void. The tax authorities appealed against this decision at a higher administrative level. On May 11, 2017, the Superior Chamber of Tax Appeals of the Administrative Council of Tax Appeals, in a split decision, reverted the previous unanimous decision reached by the Brazilian Tax Appeal Administrative Council and issued a judgment in favor of the Brazilian taxing authorities. This decision has been subject to clarification action which has been dismissed, as such, the decision has been appealed In June 2010 the Brazilian tax authorities issued infringement notices in relation to this same matter for 2005 to 2007. Banco Santander (Brasil) S.A. filed an appeal against these procedures at CARF, which was partially upheld on October 8, 2013. This decision has been appealed. On July 4, 2017 and November 8, 2017, the CARF ruled in favor of the Brazilian taxing authorities with regards to the annual periods for the years ended 2005, 2006 and 2007. These rulings have been subject to a clarification action. In December 2013 the Brazilian tax authorities issued the infringement notice relating to 2008, the last year for amortization of the goodwill. Banco Santander (Brasil) S.A. appealed against this infringement notice and the court found in its favor. The Brazilian tax authorities appealed against this decision at CARF. Based on the advice of its external legal counsel, the Group considers that the stance taken by the Brazilian tax authorities is incorrect and that there are sound defense arguments to appeal against the infringement notices. Accordingly, the risk of incurring a loss is remote. Consequently, no provisions were recognized in connection with these proceedings because this matter should not affect the consolidated financial statements.

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In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios Ltda. (DTVM, currently Produban Serviços de Informática S.A.) and Banco Santander (Brasil) S.A. (currently Banco Santander (Brasil) S.A.) in relation to the Provisional Tax on Financial Movements (CPMF) with respect to certain transactions carried out by DTVM in the management of its customers’ funds and for the clearing services provided by Banco Santander (Brasil) S.A. to DTVM in 2000, 2001 and the first two months of 2002. The two entities appealed against the infringement notices at CARF, with DTVM obtaining a favorable decision and Banco Santander (Brasil) S.A. an unfavorable decision. Both decisions were appealed by the losing parties at the High Chamber of CARF, and unfavorable decisions were obtained by Banco Santander (Brasil) S.A. and DTVM on June 12 and 19, 2015, respectively. Both cases were appealed at court in a single proceeding and a provision was recognized for the estimated loss.

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In December 2010 the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brazil), current Zurich Santander Brasil Seguros e Previdência S.A., as the successor by merger to ABN AMRO Brazil Dois Participações, S.A., in relation to income tax (IRPJ and CSLL) for 2005. The tax authorities questioned the tax treatment applied to a sale of shares of Real Seguros, S.A. made in that year. The bank filed an appeal for reconsideration against this infringement notice and subsequently appealed before the CARF, whose resolution partly in favor has been appealed by the Unión Federal and Zurich Santander Brasil Seguros e Previdência S.A. As the former parent of Santander Seguros S.A. (Brasil), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognized in connection with this proceeding as it was considered to be a contingent liability.

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In June 2013, the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. as the party liable for tax on the capital gain allegedly obtained in Brazil by the entity not resident in Brazil, Sterrebeeck B.V., as a result of the “incorporação de ações” (merger of shares) transaction carried out in August 2008. As a result of the aforementioned transaction, Banco Santander (Brasil) S.A. acquired all of the shares of Banco ABN AMRO Real, S.A. and ABN AMRO Brasil Dois Participações, S.A. through the delivery to these entities' shareholders of newly issued shares of Banco Santander (Brasil) S.A., issued in a capital increase carried out for that purpose. The Brazilian tax authorities take the view that in the aforementioned transaction Sterrebeeck B.V. obtained income subject to tax in Brazil consisting of the difference between the issue value of the shares of Banco Santander (Brasil) S.A. that were received and the acquisition cost of the shares delivered in the exchange. After the appeal for reconsideration lodged at the Federal Tax Office was dismissed by the Delegacia da Receita Federal, the Group, in December 2014, appealed against the infringement notice at CARF, which, in March 2018, in a split decision settled by the casting vote of the Chairman, has dismissed the appeal filed by the Group. This decision will be subject to clarification action and further appeal at the CARF. Based on the advice of its external legal counsel, the Group considers that the stance taken by the Brazilian tax authorities is incorrect and that there are sound defense arguments to appeal against the infringement notice. Accordingly, the risk of incurring a loss is remote. Consequently, the Group has not recognized any provisions in connection with these proceedings because this matter should not affect the consolidated financial statements.

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In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortization of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortization performed after the merger. On the advice of its external legal counsel, Banco Santander (Brasil) S.A. lodged an appeal against this decision at the Federal Tax Office and obtained a favorable decision in July 2015. Such decision was appealed by the Brazilian tax authorities before the CARF, which ruled in their favor. Consequently, in November 2016 the Bank lodged an appeal before the Higher Chamber of Tax Appeals. No provision was recognized in connection with this proceeding as it was considered to be a contingent liability.

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Banco Santander (Brasil) S.A. has also appealed against infringement notices issued by the tax authorities questioning the tax deductibility of the amortization of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A. No provision was recognized in connection with this matter as it was considered to be a contingent liability.

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Banco Santander (Brasil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax concepts, not having registered a provision for such amount since it is considered to be a contingent liability.

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Legal action brought by Sovereign Bancorp, Inc. (currently Santander Holdings USA, Inc.) claiming its right to take a foreign tax credit for taxes paid outside the United States in fiscal years 2003 to 2005 in connection with a Trust created by Santander Holdings USA, Inc. in relation to financing transactions carried out with an international bank. Santander Holdings USA, Inc. considered that, in accordance with applicable tax legislation, it was entitled to recognize the aforementioned tax credits as well as the related issuance and financing costs. In addition, if the final outcome of this legal action were to be favorable to the interests of Santander Holdings USA, Inc., the amounts paid over by the entity in relation to this matter with respect to 2006 and 2007 would have to be refunded. On November 13, 2015, the District Court Judge ruled in favor of Santander Holdings USA, Inc., ordering the amounts paid over with respect to 2003 to 2005 to be refunded. The US Government appealed the decision at the US Court of Appeals for the First Circuit and on December 16, 2016 said Court reversed the District Court’s decision as to the economic substance of the Trust transaction and the foreign tax credits claimed for the Trust transaction, and referred the case back to the District Court for its ruling over certain matters pending resolution, including the refund claim and the justification of sanctions. On March 16, 2017, Santander Holdings USA, Inc. filed a petition with the U.S. Supreme Court to hear its appeal of the First Circuit Court’s decision and on June 26, 2017, the U.S. Supreme Court denied Santander Holdings USA, Inc.´s petition to hear its appeal and returned the case to the District Court as ordered by the U.S. Court of Appeals for the First Circuit. The parties are currently awaiting the District Court´s decision over Santander Holdings USA, Inc. petition to have a summary judgement related to the matters pending resolution. The estimated loss relating to this litigation is provided for.

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In 2007 the European Commission opened an investigation into illegal state aid to the Kingdom of Spain in connection with Article 12.5 of the former Consolidated Text of the Corporate Tax Law. The Commission issued the Decision 2011/5/CE of October 28, 2009, on acquisitions of subsidiaries resident in the EU and decision 2011/282/UE of January 12, 2011,  on the acquisition of subsidiaries not resident in the EU, ruling that the deduction regulated pursuant to Article 12.5 constituted illegal State aid. These decisions were subject to appeal by Banco Santander and other companies before the European Union General Court. In November 2014, the General Court delivered judgment annulling the prior decisions, and that judgment was appealed before the European Court of Justice by the Commission. In December 2016 the European Court of Justice delivered judgment setting aside the appeal and remanded the file to the General Court, which shall deliver a new judgment assessing the other annulment pleas raised by the petitioners, which, in turn, may be subject to an appeal before the Court of Justice. The Group, in accordance with the advice from its external lawyers, has not recognized provisions for these suits since they are considered to be a contingent liability.

At the date of approval of these consolidated financial statements certain other less significant tax-related proceedings were also in progress.

ii. Non-tax-related proceedings

At December 31, 2017, the main non-tax-related proceedings concerning the Group were as follows:

-	Customer remediation: claims associated with the sale by Santander UK of certain financial products (principally payment protection insurance or PPI) to its customers.

In August 2010, the FSA (Financial Services Authority) (now the FCA (Financial Conduct Authority)) published a Policy Statement on the valuation and compensation of claims for payment protection insurance (PPI). The policy established rules that changed the bases for the analysis and treatment of the claims for PPI sales and increased the amounts to be paid to customers whose claims were ratified.

In November 2015, the FCA published the consultation 15/39 (Regulations and guides on the payment of claims related to insurance for credit protection) that introduced the concept of unfair commission in connection with case Plevin for the customer compensation, as well as the term for customers to formulate their PPI complaints. On August 2, 2016, the FCA issued a new consultative document (CP16/20: Rules and guidance on payment protection insurance complaints: feedback on CP15/39 and further consultation). The document described the FCA’s proposal to address the PPI claims following the UK Supreme Court’s ruling on the Plevin v. Paragon Personal Finance Ltd case (Plevin) and included the recommendation that the period for filing claims should be extended by two years from June 2017, which was later than proposed in CP 15/39 issued by the FCA in November 2015. The document also included proposals on the calculation of compensation in claims related to Plevin, including considerations on how the participation in benefits should be reflected in the calculation. The final regulation (Policy Statement 17/3 (Payment Protection Insurance Complaints: Feedback on CP16/20 and final rules and guidance)) published on March 2, 2017 confirms that the two year term for the formulation of claims started on August 2017. It also requires to proactively contact with the claimants whose claims were rejected in accordance with article 140ª of Consumer Credit Act. Finally, the standard introduced some clarifications on the calculation of the profit participation percentage. These changes may have an impact on the amounts expected to be paid in the future.

A provision for conduct remediation has been recognized in respect of the mis-selling of PPI policies in the UK. This provision has been calculated using the following variables:

-	Number of claims - estimated number of claims;
-	Percentage of claims lost - estimated percentage of claims that are or will be favorable to the customer; and
-	Average cost - estimated amount to be paid to customers, including compensation for direct loss plus interest.

For the calculation of the provision has been considered

-	Full analysis of causes of the claims, probability of success, market fluctuations, possible activities/supervisor and guidelines of the FCA and how these may affect the future;
-	Activity recorded with regard to the number of claims received;
-	Amount of compensation paid to customers, together with a forecast of the probability of this varying in future;
-	The impact on complaints levels of proactive customer contact;
-	Effect media coverage and time bar are expected to have on the complaints inflows.
-	Commission and profit margin obtained from the insurance provider during the products’ lifespan.
-	In relation to a specific PPI portfolio of complaints, an analysis of the relevant facts and circumstances including legal and regulatory responsibilities.

These criteria are kept under review and regularly compared to the customer information (claims received, percentage of successful claims, impact of changes in the percentage of successful claims and assessment of the customers potentially affected) to ensure their validity. The provision represents management’s best estimate of Santander UK’s future liability in respect of mis-selling of PPI policies.

The most critical factor in determining the level of provision is the volume of claims. The uphold rate is informed by historical experience and the average cost of redress can be predicted reasonably accurately given that management is dealing with a high volume and reasonably homogeneous population. In setting the provision, management estimated the total claims that were likely to be received until August 2019.

2017 compared to 2016

The remaining provision for PPI redress and related costs amounted to £356m (€401 million). The total charge for the year was £109m (€124 million) (2016: £144m (€140 million) and was driven by an increase in estimated future claims driven by the start of the FCA advertising campaign for PPI, offset by an expected decline relating to a specific PPI portfolio review. We continue to monitor our provision levels in respect of recent claims experience. In 2016, a provision of £114m (€140 million) was made when we applied the principles published in the August 2016 FCA papers, and a further £32m (€37 million) was made in relation to a past business review.

Monthly utilization increased from the 2016 average following the confirmation of a deadline for customer complaints, broadly in line with our assumptions. We continue to monitor our provision levels in respect of recent claims experience.

2016 compared to 2015

We made an additional £144m provision charge in the year, which included our best estimate of Plevin related claim costs and a £30m charge for a portfolio under a past business review. With the FCA consultation that was expected to close in the first quarter of 2017, we assessed the adequacy of our provision and applied the principles published in the August 2016 FCA consultation paper to our current assumptions.  We continued to review our provision levels in respect of recent claims experience and noted that once the final FCA guidance was published it was possible further PPI-related provision adjustments would be required in future years.

Monthly utilization during the year, excluding the impact of past business review activity, was slightly higher than the 2015 average and in line with our assumptions.

The following table shows the main factors to calculate the provisions and the future forecast as well as the sensitivity analysis in the face of future changes. It reflects a blended view across all our retail products and portfolios and includes redress for Plevin-related claims:

			Sensitivity
		Future	analysis:
		forecast	increases /
	Accumulated at	(unaudited	decreases in
	December 31, 2017	figures)	provision

Claims received (1) (000)	1,623	660	25 = £9m
Claims received for proactive contact (000)	487	127	25 = £5m
% Response to complaints received by proactive contact	54%	100%	1% - £0.3m
% Of claims accepted by the Entity (2)	47%	68%	1% - £2.6m
Average compensation by accepted claim (3)	£1,378	£564	£100 = £50 m
(1)

Includes all claims received regardless of whether we expect to make a payment; i.e. regardless of the likelihood of the Santander UK group incurring a liability. Excludes claims where the complainant has not held a PPI policy.

(2)	It includes both claims received directly from customers and those contacted proactively by the Entity.
(3)

The average claim compensation was reduced from an accumulated average amount of £1,378 (€1,222) on December 31, 2017 to an average future amount of £564 due to the effect of Plevin cases in the provision, as well as a shift in the complaints mix to a greater proportion of storecards which typically carry lower average balances.

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Delforca: Dispute arising from equity swaps entered into by Gaesco (now Delforca 2008, S.A.) on shares of Inmobiliaria Colonial. An initial arbitration ruled in favor of the Bank, but this ruling was annulled due to issues regarding the president of the tribunal and one of the items of evidence presented by Delforca. Faced with a second arbitration initiated by the Bank, and after the latter had obtained a preventive attachment in its favor (currently waived), Delforca declared bankruptcy. Prior to this, Delforca and its parent, Mobiliaria Monesa, S.A., launched other lawsuits claiming damages due to the Bank’s actions before civil courts in Madrid, later shelved, and in Santander, currently stayed on preliminary civil ruling grounds.

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During the insolvency proceeding, Barcelona Commercial court no. 10 ordered the stay of the arbitration proceeding, the termination of the arbitration agreement, the lack of recognition of the contingent claim and a breach by the Bank, and dismissed the Bank’s request to conclude the proceeding due to the non-existence of insolvency. Following the appeals filed by the Bank, the Barcelona Provincial Appellate Court revoked all these decisions, except that relating to the rejection of the conclusion of the proceeding, which gave rise to the resumption of the arbitration process, in which the Partial Award was issued, rejecting the procedural exceptions raised by Delforca, resolution which was appealed by Delforca. Delforca appealed against the decisions rejected the resolution of the arbitration agreement and the recognition of the contingent claim in favor of the Bank. Furthermore, Delforca and its parent have requested from the judge of the insolvency case the repayment of the security deposit executed by the Bank to settle the swaps, being these processes under processing. The Bank has not recognized any provisions in this connection.

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Former employees of Banco do Estado de São Paulo S.A., Santander Banespa, Cia. de Arrendamiento Mercantil: a claim was filed in 1998 by the association of retired Banespa employees (AFABESP) on behalf of its members, requesting the payment of a half-yearly bonus initially envisaged in the entity’s Bylaws in the event that the entity obtained a profit and that the distribution of this profit were approved by the Board of Directors.  The bonus was not paid in 1994 and 1995 since the bank did not make a profit and partial payments were made from 1996 to 2000, as agreed by the Board of Directors, and the relevant clause was eliminated in 2001. The Regional Employment Court ordered the bank to pay this half-yearly bonus in September 2005 and the bank filed an appeal against the decision at the High Employment Court (“TST”) and, subsequently, at the Federal Supreme Court (“STF”). The TST confirmed the judgment against the bank, whereas the STF rejected the extraordinary appeal filed by the bank in a decision adopted by only one of the Court members, thereby also upholding the order issued to the bank. This decision was appealed by the bank and the association. Only the appeal lodged by the bank has been given leave to proceed and will be decided upon by the STF in plenary session. The STF recently handed down a decision on a matter relating to a third party that upholds one of the main arguments put forward by the Bank. The Bank has not recognized any provisions in this connection.

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“Planos Económicos”: Like the rest of the banking system, Santander Brasil has been the subject of claims from customers, mostly depositors, and of civil class actions brought for a common reason, arising from a series of legislative changes relating to the calculation of inflation (“planos económicos”). The claimants considered that their vested rights had been impaired due to the immediate application of these adjustments. In April 2010, the High Court of Justice (STJ) set the limitation period for these class actions at five years, as claimed by the banks, rather than 20 years, as sought by the claimants, which will probably significantly reduce the number of actions brought and the amounts claimed in this connection. As regards the substance of the matter, the decisions issued to date have been adverse for the banks, although two proceedings have been brought at the STJ and the Federal Supreme Court (STF) with which the matter is expected to be definitively settled. In August 2010, the STJ handed down a decision finding for the plaintiffs in terms of substance, but excluding one of the “planos” from the claim, thereby reducing the amount thereof, and once again confirming the five-year statute-of-limitations period. Shortly thereafter, the STF issued an injunctive relief order whereby the proceedings in progress were stayed until this court issues a final decision on the matter. Various appeals to the STF are currently being considered in which various matters relating to this case are discussed.

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At the end of 2017, the Advocacia Geral da União (AGU), Bacen, Instituto de Defesa do Consumidor (Idec), the Frente Brasileira dos Poupadores (Febrapo) and Federação Brasileira dos Bancos (Febraban) signed an agreement with the aim of terminating the judicial disputes related to economic situation. Discussions have focused on specifying the amount to be paid to each affected customer according to the balance in their notebook at the time of the Plan. Finally, the total value of the payments will depend on the amount of endorsements that there have been and the number of savers who have showed the existence of the account and its balance on the date on which the indexes were changed. The terms of the agreement signed by the parties have already been approved by the Supreme Federal Court (STF), to whom the final word on the viability of the agreement corresponds. Provisions registered in order to hedge risks that may derive from the "economic plans", including those derived from the agreement pending approval by the STF, are deemed sufficient.

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The intervention, on the grounds of alleged fraud, of Bernard L. Madoff Investment Securities LLC (“Madoff Securities”) by the US Securities and Exchange Commission (“SEC”) took place in December 2008. The exposure of customers of the Group through the Optimal Strategic US Equity (“Optimal Strategic”) subfund was €2,330 million, of which €2,010 million related to institutional investors and international private banking customers, and the remaining €320 million made up the investment portfolios of the Group’s private banking customers in Spain, who were qualifying investors.

At the date of these consolidated financial statements, certain claims had been filed against Group companies in relation to this matter. The Group considers that it has at all times exercised due diligence and that these products have always been sold in a transparent way pursuant to applicable legislation and established procedures. The risk of loss is therefore considered to be remote or immaterial.

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At the end of the first quarter of 2013, news stories were published stating that the public sector was debating the validity of the interest rate swaps entered into between various financial institutions and public sector companies in Portugal, particularly in the public transport industry.

The swaps under debate included swaps entered into by Banco Santander Totta, S.A. with the public companies Metropolitano de Lisboa, E.P.E. (MdL), Metro de Porto, S.A. (MdP), Sociedade de Transportes Colectivos do Porto, S.A. (STCP) and Companhia Carris de Ferro de Lisboa, S.A. (Carris). These swaps were entered into prior to 2008, i.e. before the start of the financial crisis, and had been executed without incident.

In view of this situation, Banco Santander Totta, S.A. took the initiative to request a court judgment on the validity of the swaps in the jurisdiction of the United Kingdom to which the swaps are subject. The corresponding claims were filed in May 2013.

After the Bank had filed the claims, the four companies (MdL, MdP, STCP and Carris) notified Banco Santander Totta, S.A. that they were suspending payment of the amounts owed under the swaps until a final decision had been handed down in the UK jurisdiction in the proceedings. MdL, MdP and Carris suspended payment in September 2013 and STCP did the same in December 2013. Banco Santander Totta, S.A. extended each of the claims to include the unpaid amounts.

On November 29, 2013, the companies presented their defense in which they claimed that the swaps were null and void under Portuguese law and, accordingly, that they should be refunded the amounts paid.

On March 4, 2016, the Court handed down a judgment in which it upheld all the matters raised by the Bank and declared al the swap agreements to be valid and binding. The transport companies appealed against this decision. The Appellate Court dismissed the appeal through a decision handed down on 13 December 2016, in which it stated that a cassation appeal cannot be filed against this decision. The transport companies have filed an appeal against this decision at the Supreme Court.

On May 2, 2017, Portuguese shipping companies, Banco Santander Totta, SA and the Portuguese Republic reached an agreement regarding these legal proceedings which were terminated. Shipping companies withdrew their request for admission of a pending appeal before the English Supreme Court. This matter has concluded.

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In April 2016, the Competition Directorate of the Spanish “Comisión Nacional de los mercados y la Competencia” (CNMC) commenced an administrative investigation on several financial entities, including Santander Bank in relation to possible collusive practices or price-fixing agreements, as well as exchange of commercially sensitive information in relation to financial derivative instruments used as hedge of interest rate risk for syndicated loans. In accordance with the Competition Directorate this conduct could constitute a breach of article 1 of Competition Directorate Law 15/2007, of July 3, as well as article 101 of Treaty on the Functioning of the European Union (TFEU). On February 13, 2018, the CNMC published its decision, by which it fined Santander, Sabadell, BBVA and Caixabank with €91 million (€23.9 million for Santander) for offering interest rate derivatives in breach of Articles 1 of the Spanish Act 15/2007 on Defence of Competition and 101 of the Treaty of Functioning of the European Union (Case S/DC/0579/16 Derivados Financieros). According to the CNMC, there is evidence that there was coordination between the hedging banks/lenders to coordinate the price of the derivatives and offer clients, in each case, a price different from the “market price”. This decision is not final and will be appealed.

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Floor clauses (“cláusulas suelo”): as a result of the acquisition of Banco Popular Español, S.A., the Group is exposed to material transactions containing floor clauses. Floor clauses are clauses whereby the borrower agrees to pay a minimum interest rate to the lender regardless of the applicable benchmark interest rate. Banco Popular, S.A. has included floor clauses in certain asset operations with customers. Banco Popular’s position in respect of these floor clauses is as follows:

On December 21, 2016, the European Court of Justice overruled the ruling established through Spanish Supreme Court Judgement of May 9, 2013, and by virtue of which the retroactive effect of declaring the floor clauses null and void was limited so that the amounts charged in application of these clauses would only be refunded from May 9, 2013. Subsequently, the Judgement handed down by the Spanish Supreme Court on February 24, 2017, ruling on a cassation appeal (“recurso de casación”) filed by another entity, adapted its jurisprudence in line with the Judgement of the European Court of Justice of December 21 2016 and, in particular, considered that its ruling of May 9, 2013, which related to a collective action, did not have res judicata effect with respect to individual suits filed by consumers in this regard.

These legal rulings and the social impact of the floor clauses led the Spanish government to establish, through Spanish Royal Decree-Law 1/2017, of January 20, urgent measures to protect consumers against floor clauses, a voluntary and extrajudicial process whereby consumers who consider themselves affected by the potential nullity of a floor clause claim repayment. This ruling establishes an extrajudicial channel for conflict resolution but adds nothing that affects the criteria describing the validity of the clauses. Provisional results arising from claims received via this process seem to confirm the Bank’s estimates.

In 2015 and 2016, Banco Popular made extraordinary provisions that, following the Judgment of the European Union’s Court of Justice on December 21, 2016, were updated in order to cover the effect of the potential return of the excess interest charged for the application of the floor clauses between the contract date of the corresponding mortgage loans and May 2013. As of December 31, 2017, the amount of the Group’s provisions in relation to this matter goes up to €223 million. For this concept, after the purchase of Banco Popular, €238 million provisions have been used by the Group mainly for refunds as a result of the extrajudicial process mentioned above. The Group considers that the maximum risk associated with the floor clauses applied in its contracts with consumers, in the most severe and not probable scenario, would amount to approximately €900 million, as initially measured and without considering the returns performed. Considering the provisioned amount referred before and the refunds performed, the maximum and not probable risk derived would have a coverage greater than 50% of this maximum risk scenario.

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Other aspects: given that no precedent exists in either Spain or any other European Union member state for the declaration setting out the resolution of Banco Popular, the redemption and conversion of its capital instruments and the subsequent transfer to Banco Santander of the shares resulting from this conversion in exercise of the resolution instrument involving the sale of the institution's business, all in accordance with the single resolution framework regulation referred to in Note 3, the possibility of future appeals being submitted against the EU’s Single Resolution Board decision, the FROB's resolution executed in accordance to the aforementioned decision, and claims against Banco Popular Español, S.A., Banco Santander or other Santander Group companies deriving from or related to the acquisition of Banco Popular. Several investors, advisors and financial dealers have stated that they intend to analyze and, in some cases, have already submitted different types of claims in respect to the acquisition. To date, 103 procedures have been filed before the European Union Court of Justice and more than 261 have been brought before the Spanish Audiencia Nacional.With respect to possible appeals or claims, it is not possible at this time to foresee the total of the specific petitions that could be put forth, nor their economic implications (particularly when these possible future claims might not specify any specific amount, or when they allege new legal interpretations or involve a large number of parties). The estimated cost of the potential compensation to the shareholders of Banco Popular has been accounted for as disclosed in Notes 1.h and 3 of the consolidated financial statements.

In this context, it must be considered that the outcome of court proceedings is uncertain, particularly in the case of claims for indeterminate amounts, those based on legal issues for which there are no precedents, those that affect a large number of parties or those at a very preliminary stage.

The Bank and the other Group companies are subject to claims and, therefore, are party to certain legal proceedings incidental to the normal course of their business (including those in connection with lending activities, relationships with employees and other commercial or tax matters). With the information available to it, the Group considers that it had reliably estimated the obligations associated with each proceeding and had recognized, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal situations. It also believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the Group’s business, financial position or results of operations.